UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2005

KRAMONT REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	1-15923	25-6703702

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Plymouth Plaza
580 West Germantown Pike
Plymouth Meeting, Pennsylvania 19462

(Address, including zip code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (610) 825-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
PRESS RELEASE ANNOUNCING THE MAILING OF THE PROXY STATEMENT

Item 7.01 Regulation FD Disclosure.

     On March 4, 2005, Kramont Realty Trust (“Kramont”) began mailing the Proxy Statement in connection with its previously announced proposed merger into an affiliate of Melbourne, Australia-based Centro Properties Limited, CWAR OP Merger Sub III Trust, and filed the Definitive Proxy Statement with the Securities and Exchange Commission (available from Kramont’s web-site: www.kramont.com). The Special Meeting of Kramont’s Shareholders will be held Thursday, April 14, 2005 at 10:00 a.m. (Eastern Standard Time) at The Rittenhouse Hotel in Philadelphia. At this meeting, the shareholders will consider and vote on the proposed merger. If approved, the companies anticipate completing the merger as soon as practicable. The press release announcing the mailing and the date of the special meeting is included as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release announcing the mailing of the Proxy Statement and the date of the Special Meeting of Shareholders.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAMONT REALTY TRUST
Date: March 7, 2005	By:	/s/ Louis P. Meshon, Sr.
Louis P. Meshon, Sr.
President